UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2005

AMBASSADORS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Building, 110 S. Ferrall Street, Spokane, WA 99202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(509) 534-6200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On May 16, 2005, Ambassadors Group, Inc. (the “Company”) notified PricewaterhouseCoopers LLP (“PwC”) that it had dismissed PwC as its independent registered public accounting firm. The decision to dismiss PwC as the Company’s independent accountants was approved by the Audit Committee of the Board of Directors on May 13, 2005.

The reports of PwC on the financial statements of the Company for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2003 and through May 13, 2005, there were no disagreements with PwC on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in connection with its reports on the Company’s financial statements for such years.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the years ended December 31, 2004 and 2003 and through May 13, 2005.

The Company requested that PwC furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 18, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) On May 16, 2005, the Audit Committee of the Board of Directors of the Company appointed BDO Seidman, LLP (“BDO”) as its independent registered public accounting firm for the year ending December 31, 2005.

The Company did not consult with BDO during the years ended December 31, 2004 and 2003, and through May 16, 2005, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS GROUP, INC.

Date: May 20, 2005	By:	/s/ Colleen McCann-Lillie
Colleen McCann-Lillie Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 18, 2005.